LONG TERM DEPOSIT	12 Months Ended
Dec. 31, 2014
LONG TERM DEPOSIT [Text Block]
4.	LONG TERM DEPOSIT

The long-term deposit is a $10,000 certificate of deposit issued on March 11, 2013 and assigned to the United States Department of the Interiors, Bureau of Land Management, as a reclamation bond for the installation of a bridge crossing the Patterson creek in respect of the Company’s relinquished Idaho project.

This certificate of deposit bore an interest rate of 1.75% per annum and matured on March 11, 2014. As at December 31, 2014 the certificate deposit has been liquidated as the Company had previously determined to not continue with the Idaho project.